EXHIBIT 10.9

[English Translation]

INDUSTRIAL PRODUCTS SUPPLY CONTRACT

Purchaser:  Shine Faith Asia Limited

Supplier:    Shenzhen Trony Science and Technology Development Co., Ltd.

Contract Number: TYPA2006121401

Place:  Shenzhen

Date:   December 14, 2006

1.               Name, model, manufacturer, quantity, amount and delivery time of product:

Name	Model	Unit	Quantity	Notes
PV modules	1132I	Piece	1,650,000	1. This contract is a long—term contract;
PV modules	1230I	Piece	1,150,000	2. This contract is based on factory price and implemented according to standard daily selling price of the supplier;
PV modules	1230IDS	Piece	1,400,000	3. Purchaser should inform supplier quantity of the goods to be ordered in advance, while supplier should satisfy the monthly demand of purchaser; and
				4. Supplier issues invoice when delivering goods
Total			4,200,000

2.               Supplier should take responsibility for quality, technical standards and conditions and terms of the goods to be delivered: implementation should be in line with the state industry quality standards;

3.               Location and method of delivery: purchaser will pick up goods at supplier’s warehouse;

4.               Transportation and fees: will be paid by purchaser;

5.               Acceptance criteria and methods and objection period: purchaser will pick up the goods at the supplier’s warehouse after confirming quality of the goods;

6.               Settlement and period: purchaser will make payment to designated bank account of the supplier after receiving goods.

7.               If guarantee is required, [the two parties] should sign a separate contract guarantee. As an appendix to this contract: no guarantee [is required];

8.           Liability for breach of contract: should be in line with the provisions of the Contract Law of the People’s Republic of China;

9.               Disputes resolution: the two parties should solve the disputes through negotiations or file a court proceeding;

10.         Valid period: July 1, 2008 to December 31, 2008;

11.         Other matters: the above terms will become effective after the contract is executed by the two parties, and each party will hold one copy of this contract.

Purchaser: Shine Faith Asia Limited (Seal)		Party B: Shenzhen Trony Science and Technology Development Co., Ltd. (Seal)

Address:	Rm B, 8/F Wu Yi Centre 50 Jardine’s Bazaar Causeway Bay, Hong Kong	Address:	5/F and 8/F, Bldg 2, Guangxian Estate Bagua 3rd Road Futian District, Shenzhen

Manager:		Manager:

Bank:		Bank:

Account:		Account:

2

Schedule of PV Modules Supply Contracts between Shine Faith and Shenzhen Trony

Reference No.	Date of Signing	Parties Involved	Expiry Date	Name of Materials	Model	Unit	Quantity
TYPA2006121402	December 14, 2006	A: Shine Faith (Purchaser) B: Shenzhen Trony (Supplier)	December 31, 2007	PV modules Total	1338I 1455I 15W	Piece Piece Piece	1,746,412 110,000 1,476 1,857,888
TYPA2006121403	December 14, 2006	A: Shine Faith (Purchaser) B: Shenzhen Trony (Supplier)	December 31, 2007	PV modules Total	28108I 4W	Piece Piece	1,004,640 100 1,004,740
TYPA20080617	June 17, 2008	A: Shine Faith (Purchaser) B: Shenzhen Trony (Supplier)	December 31, 2008	PV modules Total	80120 70150S 8W S054	Piece Piece Piece Piece	76,000 191,000 48,000 1,900 316,900